EMPLOYEE BENEFITS	12 Months Ended
Dec. 31, 2023
Disclosure of employee benefits [Abstract]
EMPLOYEE BENEFITS	EMPLOYEE BENEFITS

	US Dollars
Figures in millions	2023	2022	2021
Salaries and wages (1)	691	656	609
Pension costs (2)	20	20	20
Share-based payment expense (note 8)	15	18	22
Other (3)	26	22	31
Included in cost of sales, other expenses and corporate administration, marketing and related expenses	752	716	682
(1) Salaries and wages includes executive directors’ and executive management’s salaries and other benefits and retrenchment costs.
(2) Includes defined contribution pension costs.
(3) Includes current medical expenses and defined benefit post-retirement medical expenses.
The average number of attributable employees (including contractors) was:

Average number of employees	2023*	2022	2021
Africa	21,734	19,807	17,260
Australia	1,741	1,532	1,332
Americas	8,565	9,498	9,972
Other, including corporate and non-gold producing subsidiaries	1,618	1,757	1,997
Total	33,658	32,594	30,561
* The approximate number of contractors employed on average during 2023 was 19,615 (2022: 18,599; 2021: 16,384).

Accounting policies
Termination benefits are payable when employment is terminated before the normal retirement date, or when an employee accepts voluntary redundancy in exchange for these benefits. The Group recognises a liability and expense for termination benefits when it is demonstrably committed to either terminating the employment of current employees according to a detailed formal plan without possibility of withdrawal; or
providing termination benefits as a result of an offer made to encourage voluntary redundancy based on the number of employees expected to accept the offer. Benefits falling due more than 12 months after reporting date are discounted to present value.